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                                                                    Exhibit 10.6
                                                                  EXECUTION COPY


                             INTERCREDITOR AGREEMENT

                           dated as of August 11, 2003

                                      among

                            WILMINGTON TRUST COMPANY
                  as Existing First Priority Corporate Trustee,

                                       and

                               JOHN M. BEESON, JR.
                 as Existing First Priority Individual Trustee,

                                       and

                       BANK ONE, NA (MAIN OFFICE CHICAGO)
                  as Existing First Priority Collateral Agent,

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.
                     as Second Priority Collateral Trustee,

                                       and


                              DYNEGY HOLDINGS INC.
          as a Grantor and other parties referred to herein as Grantors



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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. Certain Defined Terms............................................3
SECTION 1.02. Certain References...............................................7

                                   ARTICLE II

          SUBORDINATION AND RELATIVE PRIORITIES OF LIENS IN COLLATERAL

SECTION 2.01. Subordination and Relative Priorities of Security
              Interests and Liens..............................................8
SECTION 2.02. Rights in Collateral.............................................9
SECTION 2.03. Obligations Unconditional.......................................12
SECTION 2.04. Waiver of Claims................................................12
SECTION 2.05. Agreement by the Grantors.......................................13
SECTION 2.06. No Warranties, Etc..............................................13
SECTION 2.07. Reinstatement of First Priority Secured Obligations.............14
SECTION 2.08. Sharing Arrangements............................................14
SECTION 2.09. First Priority Collateral Parties as Bailees....................15
SECTION 2.10. Second Priority Secured Holders to be Subrogated to
                Rights of First Priority Secured Holders......................16
SECTION 2.11. Obligation of the Grantors Unconditional........................16
SECTION 2.12. Rights in NGL Assets.  .........................................16

                                   ARTICLE III

                                  MISCELLANEOUS

SECTION 3.01. Amendments, Supplements and Waivers.............................17
SECTION 3.02. Notices.........................................................19
SECTION 3.03. Headings........................................................19
SECTION 3.04. Severability....................................................19
SECTION 3.05. Binding Effect..................................................20
SECTION 3.06. Governing Law...................................................20
SECTION 3.07. Effectiveness...................................................20
SECTION 3.08. Reexecution of Agreement........................................20
SECTION 3.09. Third-Party Beneficiaries.......................................20
SECTION 3.10. Counterparts....................................................20
SECTION 3.11. Joinder. .......................................................20

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          INTERCREDITOR AGREEMENT, dated August 11, 2003 (said agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") by and among WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee (together with any successor corporate trustee appointed pursuant to the First Priority Collateral Trust Agreement (as hereinafter defined), the "Existing First Priority Corporate Trustee"), JOHN M. BEESON, JR., an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (together with any successor individual trustee appointed pursuant to the First Priority Collateral Trust Agreement (referred to below), the "Existing First Priority Individual Trustee"; and, together with the First Priority Corporate Trustee, the "Existing First Priority Collateral Trustees") the foregoing trustees being trustees for the Shared Secured Parties (as referred to below), BANK ONE, NA (MAIN OFFICE CHICAGO) (together with any successor collateral agent appointed pursuant to the First Priority Non-Shared Security Agreement (referred to below), the "Existing First Priority Collateral Agent") as collateral agent for the Non-Shared Secured Parties (as referred to below), WELLS FARGO BANK MINNESOTA, N.A. not in its individual capacity but solely as collateral trustee (together with any successor collateral trustee appointed pursuant to the 2003 Second Lien Note Indenture, the "Second Priority Collateral Trustee"), the foregoing trustee being the trustee for the 2003 Second Priority Secured Holders (as hereinafter defined), and DYNEGY HOLDINGS INC. (the "Borrower") and the other Persons listed on the signature pages hereof as additional grantors (together with the Borrower, collectively, the "Grantors"). Certain capitalized terms used herein not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement or the First Priority Collateral Trust Agreement (as defined herein).

                             PRELIMINARY STATEMENTS:

          (1) The Borrower entered into a Credit Agreement dated as of April 1, 2003, as amended by the First Amendment to the Credit Agreement dated as of May 15, 2003, the Second Amendment to the Credit Agreement dated as of June 27, 2003 and the Third Amendment to the Loan Documents dated as of July 15, 2003 (such Credit Agreement, as so amended and as such agreement may hereafter be amended, amended and restated, supplemented, replaced or otherwise modified from time to time, being the "Credit Agreement"), with Dynegy Inc., as the parent guarantor (the "Parent Guarantor"), Citibank, N.A. and Bank of America, N.A., as administrative agents (the "Administrative Agents") for the Lenders, Bank One, NA (Main Office Chicago), as Collateral Agent for the Lenders, and the various banks, financial institutions and other lenders parties thereto (said banks, financial institutions and other lenders being the "Senior Lenders").

          (2) In order to induce the Lenders and the Administrative Agents to enter into the Credit Agreement, the Grantors granted, pursuant to the terms of
(i) that certain Shared Security Agreement dated as of April 1, 2003 (said agreement (including, without limitation, the schedules thereto), as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, being the "First Priority Shared Security Agreement") made by the Shared Grantors to the Existing First Priority Collateral Trustees and granting a continuing first priority security interest in and to the Collateral to the Existing First Priority Collateral Trustees for the benefit of the Shared Secured Parties (as defined in the Credit Agreement) to secure the Senior Secured Obligations and the Junior Secured Obligations (each as defined in the

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                                        2

First Priority Collateral Trust Agreement), (ii) that certain Non-Shared Security Agreement dated as of April 1, 2003 (said agreement (including, without limitation, the schedules thereto), as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, being the "First Priority Non-Shared Security Agreement", together with the First Priority Shared Security Agreement, collectively, the "First Priority Security Agreements") made by the Non-Shared Grantors to the Existing First Priority Collateral Agent and granting a continuing first priority security interest in and to the Non-Shared Collateral (as defined in the First Priority Non-Shared Security Agreement) for the benefit of the Non-Shared Secured Parties to secure the Non-Shared Secured Obligations and (iii) the Pre-Closing Mortgages and Post-Closing Mortgages (each as defined in the Credit Agreement) delivered by the Shared Grantors to the Existing First Priority Collateral Trustees to secure such Senior Secured Obligations and Junior Secured Obligations (collectively, the "First Priority Mortgages").

          (3) The Borrower entered into an Indenture dated as of August 11, 2003 (said agreement, as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, being the "2003 Second Lien Note Indenture") with Wilmington Trust Company, as indenture trustee (the "2003 Second Lien Note Trustee") in connection with the Borrower's issuance on August 11, 2003 of (i) floating rate second priority senior secured notes due 2008,
(ii) 9.875% second priority senior secured notes due 2010 and of (iii) 10.125% second priority senior secured notes due 2013 (collectively, the "2003 Second Lien Notes", and together with the 2003 Second Lien Note Indenture, the "2003 Second Lien Note Indenture Agreements").

          (4) In order to induce the 2003 Second Lien Note Trustee to enter into the 2003 Second Lien Note Indenture, the Grantors have agreed to grant, pursuant to the terms of (i) that certain Second Lien Secured Security Agreement dated as of August 11, 2003 (said agreement (including, without limitation, the schedules thereto), as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, being the "Second Priority Shared Security Agreement"), (ii) that certain Second Lien Non-Shared Security Agreement dated as of August 11, 2003 (said agreement (including, without limitation, the schedules thereto), as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, being the "Second Priority Non-Shared Security Agreement", together with the Second Priority Shared Security Agreement, collectively, the "Second Priority Security Agreements") and (iii) those certain Second Priority Mortgages (as defined herein) made by the Grantors (as such term is defined in the Second Priority Security Agreements) to the Second Priority Collateral Trustee, as trustee under the 2003 Second Lien Note Indenture, a continuing second priority security interest in and to the collateral thereunder to the Second Priority Collateral Trustee for the ratable benefit of the 2003 Second Lien Note Holders to secure the obligations of the Borrower under the 2003 Second Lien Note Indenture.

          NOW, THEREFORE, in consideration of the premises and in order to induce the First Priority Collateral Trustees to permit the Second Priority Collateral Trustee to enter into the Second Priority Collateral Documents (as defined herein), the parties hereto agree as follows:

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                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Certain Defined Terms. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Eligible Priority Debt" means the indebtedness secured on a pari passu basis with the Existing First Priority Secured Obligations (on all or part of the Collateral) and permitted under the provisions of the Credit Agreement (if in effect) and the 2003 Second Lien Note Indenture.

          "Eligible Priority Debt Agreement" means any agreement or instrument (including any Eligible Priority Debt Collateral Documents) pursuant to which any Eligible Priority Debt was incurred or issued and which governs such Eligible Priority Debt.

          "Eligible Priority Debt Agreement Default" means the occurrence and continuance of an event of default under the Eligible Priority Debt Agreements, and as a result thereof, the Eligible Priority Debt Defaulted Party has the right to declare all of the obligations of the Borrower under the Eligible Priority Debt Agreements to be due and payable prior to the stated maturity thereof.

          "Eligible Priority Debt Collateral Documents" means any Eligible Priority Debt Agreements pursuant to which any Lien or security interest was created or granted to secure Eligible Priority Debt Secured Obligations.

          "Eligible Priority Debt Collateral Parties" means any trustees, agents or other persons to whom Liens were granted pursuant to any Eligible Priority Debt Collateral Documents for the benefit of any Eligible Priority Debt Holders

          "Eligible Priority Debt Defaulted Party" means the Eligible Priority Debt Representative or the percentage of Eligible Priority Debt Holders specified in the Eligible Priority Debt Agreements that have the right thereunder upon the occurrence and continuance of an event of default under such Eligible Priority Debt Agreements (without the requirement that any further time elapse) to declare all of the obligations of the Borrower under such Eligible Priority Debt Agreements to be due and payable prior to the stated maturity thereof.

          "Eligible Priority Debt Holders" means at any time the holders of Eligible Priority Debt under the Eligible Priority Debt Agreements.

          "Eligible Priority Debt Representatives" means the representatives of the Eligible Priority Debt Holders under the Eligible Priority Debt Agreements including the Eligible Priority Debt Collateral Parties.

          "Eligible Priority Debt Secured Obligations" means all obligations under the Eligible Priority Debt Agreements that are permitted under the Credit Agreement (if in effect) and the 2003 Second Lien Note Indenture to be secured by the Liens created under the Eligible

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Priority Debt Collateral Documents on a pari passu basis (on all or part of the
Collateral) with the Existing First Priority Secured Obligations so long as the property and assets covered by such Liens also secure the Existing First Priority Secured Obligations.

          "Existing First Priority Collateral Agent" has the meaning specified in the recital of parties hereto.

          "Existing First Priority Collateral Documents" means the "Collateral Documents" as defined in the Credit Agreement and any other collateral documents executed in connection with the granting of security pursuant to the Credit Agreement or the other Loan Documents (as defined in the Credit Agreement).

          "Existing First Priority Collateral Trustees" has the meaning specified in the recital of parties hereto.

          "Existing First Priority Secured Obligations" means the "Secured Obligations" as defined in the Credit Agreement.

          "First Priority Agreement Default" means (a) for so long as any Existing First Priority Secured Obligations are secured by the Existing First Priority Collateral Documents, any default under any Existing First Priority Collateral Document and/or (b) at any time that the Eligible Priority Debt Secured Obligations are secured by any Lien under the First Priority Collateral Documents, an Eligible Priority Debt Agreement Default.

          "First Priority Collateral Documents" means, collectively, the Existing First Priority Collateral Documents and the Eligible Priority Debt Collateral Documents.

          "First Priority Collateral Parties" means, collectively, each of the trustees, agents, representatives and persons referred to in the definition of First Priority Controlling Collateral Parties.

          "First Priority Collateral Trust Agreement" means the Collateral Trust and Intercreditor Agreement dated as of April 1, 2003 by the Shared Grantors to the First Priority Collateral Trustees, as amended, amended and restated, supplemented, replaced or otherwise modified from time to time.

          "First Priority Controlling Collateral Parties" means (a) until the Existing First Priority Secured Obligations have been Paid in Full, the Existing First Priority Collateral Trustees and the Existing First Priority Collateral Agent, and (b) if the Existing First Priority Secured Obligations have been Paid in Full and any Eligible Priority Debt Secured Obligations are outstanding, the Required Eligible Priority Debt Collateral Parties.

          "First Priority Representatives" means at any time, collectively, (a) the "Representatives" as defined in the First Priority Collateral Trust Agreement and the First Priority Collateral Agent and (b) the Eligible Priority Debt Representatives.

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                                        5

          "First Priority Secured Agreements" means (a) the agreements and other documents evidencing and governing the terms of the "Secured Obligations" as defined in the First Priority Collateral Trust Agreement and (b) the Eligible Priority Debt Agreements.

          "First Priority Secured Holders" means the Non-Shared Secured Parties, the Shared Secured Parties (each as defined in the Credit Agreement) and the Eligible Priority Debt Holders and Eligible Priority Debt Representatives.

          "First Priority Secured Obligations" means the (a) Shared Secured Obligations (as defined in the Credit Agreement) and (b) Eligible Priority Debt Secured Obligations.

          "Moody's" means Moody's Investor Services, Inc.

          "NGL Assets" has the meaning specified in the 2003 Second Lien Note Indenture.

          "Other Indenture Debt" means the indebtedness secured on a parity basis with the 2003 Second Lien Notes (on all or part of the Collateral) and permitted under the provisions of the Credit Agreement (if in effect) and the 2003 Second Lien Note Indenture.

          "Other Indenture Debt Agreement" means any agreement or instrument pursuant to which any Other Indenture Debt was incurred or issued and which governs such Other Indenture Debt.

          "Other Indenture Debt Collateral Documents" means any Other Indenture Debt Agreements pursuant to which any Lien or security interest was created or granted to secure Other Indenture Debt Secured Obligations.

          "Other Indenture Debt Collateral Parties" means any trustees, agents or other Persons to whom Liens were granted pursuant to any Other Indenture Debt Collateral Documents for the benefit of Other Indenture Debt Holders.

          "Other Indenture Debt Holders" means at any time the registered holders of Other Indenture Debt issued under any Other Indenture Debt Agreement.

          "Other Indenture Debt Representatives" means any representatives of the Other Indenture Debt Holders under any Other Indenture Debt Agreement including any Other Indenture Debt Collateral Parties.

          "Other Indenture Debt Secured Holders" means the Other Indenture Debt Representatives and the Other Indenture Debt Holders.

          "Other Indenture Debt Secured Obligations" means all the obligations under the Other Indenture Debt Agreements that are permitted under the Credit Agreement (if in effect) to be secured by the Liens created under the Other Indenture Debt Agreements so long as the property and assets covered by such Liens also secure the Second Priority Secured Obligations.

          "Payment in Full" means (a) the payment in full in cash of (i) all principal and interest in respect of the First Priority Secured Obligations and
(ii) all other valid First Priority

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                                        6

Secured Obligations that are claimed within 30 days of the last date on which all principal and interest in respect of the First Priority Secured Obligations shall have been paid in full and (b) the termination in full of all commitments in respect of the First Priority Secured Obligations. "Paid in Full" shall have the correlative meaning.

          "Pledged Equity" means Collateral that consists of equity interests of any Person.

          "Required Eligible Priority Debt Collateral Parties" means the Required Eligible Priority Debt Representatives or the Required Eligible Debt Holders.

          "Required Eligible Priority Debt Holders" means Eligible Priority Debt Holders that own or hold more then 50% of all outstanding Eligible Priority Debt.

          "Required Eligible Priority Debt Representatives" means the agents, trustees and other representatives representing the Required Eligible Priority Debt Holders.

          "Required Other Indenture Debt Collateral Parties" means the Required Other Indenture Debt Representatives or the Required Other Indenture Debt Holders.

          "Required Other Indenture Debt Holders" means Other Indenture Debt Holders that own or hold more then 50% of all outstanding Other Indenture Debt.

          "Required Other Indenture Debt Representatives" any trustees, agents or other representatives representing the Required Other Indenture Debt Holders.

          "Required Ratings" has the meaning specified in Section 2.02 hereto.

          "S&P" means Standard & Poor's Rating Group.

          "Second Lien Note Secured Obligations" means at any time any obligations, whether matured or unmatured, contingent or liquidated, of each Grantor arising out of or evidenced by the Second Priority Secured Agreements (other than the Other Indenture Debt Secured Obligations), whether for principal, interest, expenses, premiums, indemnities, fees or other amounts, whether or not such obligations are due and payable at such time.

          "Second Priority Collateral Documents" means the Second Priority Security Agreements, Second Priority Mortgages and the Other Indenture Debt Collateral Documents.

          "Second Priority Collateral Parties" means the Second Priority Collateral Trustee and the Other Indenture Debt Collateral Parties.

          "Second Priority Collateral Trustee" has the meaning specified in the recital of parties hereto.

          "Second Priority Controlling Collateral Parties" means (a) until the Second Lien Note Secured Obligations have been paid in full, the Second Priority Collateral Trustee and (b) if any Other Indenture Debt Secured Obligations are outstanding, the Required Other Indenture Debt Collateral Parties.

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                                        7

          "Second Priority Mortgages" means the "Mortgages" as defined in the 2003 Second Lien Note Indenture.

          "Second Priority Representatives" means at any time, collectively, the 2003 Second Lien Note Trustee, as the representative hereunder for the 2003 Second Lien Note Holders and the Other Indenture Debt Representative, as the representative hereunder for the Other Indenture Debt Holders, the Second Priority Collateral Trustee and the Other Indenture Debt Collateral Parties.

          "Second Priority Secured Agreements" means, collectively, the 2003 Second Lien Note Indenture Agreements, the Other Indenture Debt Agreements and each agreement or instrument delivered by the Grantors pursuant thereto (including, without limitation, the Second Priority Collateral Documents).

          "Second Priority Secured Holders" means, at any time, the 2003 Second Priority Secured Holders and the Other Indenture Debt Secured Holders.

          "Second Priority Secured Obligations" means (a) the Second Lien Note Secured Obligations and (b) the Other Indenture Debt Secured Obligations.

          "Second Priority Security Agreements" has the meaning specified in the Preliminary Statements.

          "2003 Second Lien Note Holders" means at any time the registered holders of the 2003 Second Lien Notes issued under the 2003 Second Lien Note Indenture.

          "2003 Second Lien Note Indenture" has the meaning specified in the Preliminary Statements.

          "2003 Second Lien Note Indenture Defaulted Party" means the 2003 Second Lien Note Trustee or the percentage of 2003 Second Lien Note Holders specified in the 2003 Second Lien Note Indenture that have the right thereunder upon the occurrence and continuance of an Event of Default under the 2003 Second Lien Note Indenture (without the requirement that any further time elapse) to declare all of the Second Priority Secured Obligations of the Borrower under the 2003 Second Lien Note Indenture to be due and payable prior to the stated maturity thereof.

          "2003 Second Lien Note Trustee" has the meaning specified in the Preliminary Statements.

          "2003 Second Priority Secured Holders" means the Second Priority Collateral Trustee, the 2003 Second Lien Note Trustee and the 2003 Second Lien Note Holders.

          SECTION 1.02. Certain References. In this Agreement, the words "hereof", "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All section, schedule and exhibit

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                                        8

references set forth in this Agreement are, unless otherwise specified, references to such section in, or schedule or exhibit to, this Agreement.

                                   ARTICLE II

          SUBORDINATION AND RELATIVE PRIORITIES OF LIENS IN COLLATERAL

          SECTION 2.01. Subordination and Relative Priorities of Security Interests and Liens. Each of the Second Priority Collateral Parties, on behalf of itself and each related Second Priority Representative and each related Second Priority Secured Holder (i) acknowledges and agrees that each Grantor (x) has granted a security interest in the Collateral owned by it (1) under the First Priority Shared Collateral Documents to the First Priority Collateral Parties, for the benefit of the First Priority Representatives and the First Priority Secured Holders, and (2) under the First Priority Non-Shared Collateral Documents to the Existing First Priority Collateral Agent for the benefit of certain of the First Priority Secured Holders as described therein and (y) may grant additional security interests to any of the First Priority Collateral Parties for the benefit of the First Priority Secured Holders so long as such Grantor also grants a second lien security interest in such Collateral (subject to Section 2.12) to the Second Priority Collateral Parties for the benefit of the Second Priority Secured Holders and such grant to the Second Priority Collateral Parties is hereby consented to by the First Priority Secured Holders, in each case, to secure certain of the First Priority Secured Obligations (as described therein) and that such security interest is and shall be senior and prior in all respects to the security interests in the Collateral granted to the Second Priority Collateral Parties, for the benefit of the Second Priority Secured Holders, under the Second Priority Collateral Documents; provided however, that if granting a Lien with respect to the Replacement Assets (as defined in the Indenture) or any property other than the NGL Assets requires the consent of a third party, such Grantor will use all commercially reasonable efforts to obtain such consent to grant such first priority security interests and such second priority security interests and if such third party does not consent to the granting of such first priority and second priority Liens, such Grantor will not be required to provide such first priority and second priority Liens, (ii) agrees that until Payment in Full of all First Priority Secured Obligations, no Second Priority Secured Holder shall have any claim to or in respect of Collateral that is subject to the security interests granted under the First Priority Collateral Documents, or any proceeds of or realization on such Collateral, on a parity with or prior to the claim of the First Priority Secured Obligations, and (iii) subject to Section 2.12(a), agrees that notwithstanding such security interest and any rights of the Second Priority Secured Holders under the Second Priority Collateral Documents or otherwise, so long as (1) any First Priority Secured Obligations are secured by a Lien under the First Priority Collateral Documents and (2) the applicable Collateral is subject to the security interests granted under the First Priority Collateral Documents, none of the Second Priority Secured Holders shall have any right or claim in respect of the exercise of rights and remedies of the First Priority Collateral Parties, Existing First Priority Collateral Agent, First Priority Representatives and the First Priority Secured Holders, whether under the First Priority Collateral Documents or otherwise, in respect of the Collateral, nor shall the First Priority Collateral Parties, the Existing First Priority Collateral Agent, the First Priority Representatives or the First Priority Secured Holders have any obligation regarding any such exercise or any other obligation or duty in respect of the interests of the Second Priority Secured Holders.

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                                        9

          SECTION 2.02. Rights in Collateral. (a) Subject to the other provisions set forth in Section 2.02(a), the parties hereto agree that, after the date hereof and until the First Priority Secured Obligations are Paid in Full, in no event shall any Second Priority Secured Holder have a Lien on or security interest in any Collateral that is not subject to the first priority lien of the First Priority Collateral Parties created under the First Priority Collateral Documents with respect to such Collateral (other than, subject to the provisions of Section 2.12, Collateral constituting NGL Assets). Notwithstanding
(i) anything to the contrary contained in any Second Priority Collateral Document and irrespective of the time, order or method of attachment or perfection of the security interests created by the First Priority Collateral Documents or the Second Priority Collateral Documents, (ii) anything contained in any filing or agreement to which the First Priority Representatives, First Priority Collateral Parties, any First Priority Secured Holders, any Second Priority Secured Holder or any other party hereto may be a party and (iii) the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Collateral pursuant to the First Priority Collateral Documents has and shall have priority over any security interest in such Collateral pursuant to the Second Priority Collateral Documents.

          (b) Whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against any Grantor until the First Priority Secured Obligations are Paid in Full, (i) the Second Priority Collateral Parties will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral that is subject to the security interests granted under the First Priority Collateral Documents, (B) institute any action or proceeding with respect to such rights or remedies with respect to any Collateral (except as provided in Section 2.12), including without limitation, any action of foreclosure, (C) contest, protest or object to any foreclosure proceeding or action brought by the First Priority Collateral Parties or any other exercise by the First Priority Collateral Parties of any rights and remedies under any First Priority Collateral Documents relating to the Collateral that is subject to the security interests granted under the First Priority Collateral Documents, (D) object to the forbearance by the First Priority Collateral Parties to the bringing or pursuing of any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral that is subject to the security interests granted under the First Priority Collateral Documents, (E) take or receive from the Grantors or any of their Subsidiaries, directly or indirectly, in cash or other property or by set off or in any other manner, the Collateral or any part thereof or proceeds therefrom in satisfaction of the Second Priority Secured Obligations, (F) contest or seek to invalidate any Liens or security interests securing the First Priority Secured Obligations, or the perfection thereof, or the validity or enforceability of this Agreement or (G) take or permit any action prejudicial to or inconsistent with the priority position of the Lien on the Collateral to secure the First Priority Secured Obligations over the Lien on the Collateral to secure the Second Priority Secured Obligations and (ii) the First Priority Collateral Parties shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral that is subject to the security interests granted under the First Priority Collateral Documents. Notwithstanding the foregoing, the Second Priority Collateral Parties may enforce rights, exercise remedies and take actions (A) without any condition or restriction whatsoever, at any time after the Payment in Full of the First Priority Secured Obligations, (B) as necessary to perfect a Lien upon any Collateral by any method of perfection except through possession or control or (C) as necessary to prove, preserve or protect (but not enforce) the Liens securing the Second Priority Secured Obligations.

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                                       10

          (c) In exercising rights and remedies with respect to the Collateral, the First Priority Controlling Collateral Parties may enforce the provisions of the First Priority Collateral Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion (as between the First Priority Controlling Collateral Parties, the First Priority Representatives and First Priority Secured Holders, on the one hand, and the Second Priority Secured Holders, on the other hand), including, without limitation, (i) the exercise of all rights and remedies in respect of the Collateral and/or the First Priority Secured Obligations, (ii) the enforcement or forbearance from enforcement of any Lien in respect of the Collateral, (iii) the release, with or without consideration, of the Collateral from the Liens of the First Priority Collateral Documents, (iv) the exercise of rights and powers of a holder of shares of stock included in the Collateral under the First Priority Collateral Documents, (v) the acceptance of the Collateral in full or partial satisfaction of the First Priority Secured Obligations and (vi) the exercise of all rights and remedies of a secured lender under the Uniform Commercial Code or any similar Law of any applicable jurisdiction.

          (d)  The parties further agree that:

               (i) upon any Disposition of Collateral that is permitted by the terms of the 2003 Second Lien Note Indenture such Collateral shall be automatically and simultaneously released from the Lien created by the Second Priority Collateral Documents;

               (ii) upon any release by the First Priority Collateral Parties of all or any portion of the Collateral (other than Pledged Equity so long as any 2003 Second Lien Notes are outstanding) from the Liens under the First Priority Collateral Documents, such Collateral shall also be automatically and simultaneously released from the Lien created by the Second Priority Collateral Documents; and

               (iii) so long as the 2003 Second Lien Notes are outstanding and such 2003 Second Lien Notes are rated "Baa3" or better by Moodys and "BBB-" by S&P (the "Required Ratings"), upon any release of all or any portion of the Collateral (including Pledged Equity) from the Liens under the First Priority Collateral Documents, such Collateral shall also be automatically and simultaneously released from the Lien created by the Second Priority Collateral Documents.

          The Second Priority Secured Parties agree at the expense of the applicable Grantor to execute and deliver to the First Priority Controlling Collateral Parties or the applicable Grantor(s) such termination statements, releases and other documents and to take such further action as such First Priority Controlling Collateral Parties or the applicable Grantor(s) may request to effectively confirm such release.

          (e) Without limiting the provisions of Section 2.02(d), if after the occurrence and during the continuance of a First Priority Agreement Default, the First Priority Controlling Collateral Trustees release their Lien in any part or all of the Collateral in connection with (i) the sale, transfer or other disposition thereof or (ii) the collection, or otherwise for the application, of the proceeds thereof to the First Priority Secured Obligations, in each case with respect to clauses (i) and (ii) in accordance with the First Priority Collateral Documents, then, simultaneously with such release, the Lien and security interest created pursuant to the First Priority Collateral Documents to which the First Priority Controlling Collateral Trustees are not a party and the Second Priority Collateral Documents in such Collateral shall be automatically released, and upon any such release the First Priority Collateral Parties and Second Priority Collateral Parties shall, with respect to such First Priority Collateral Documents and Second Priority Collateral Documents, as applicable, execute or cause to be executed such release documents and instruments and shall take such further actions as the First Priority Controlling Collateral Parties shall request; provided that no such documents or instruments shall contain any representations or warranties from, or allow any recourse to, any First Priority Collateral Parties or any Second Priority Collateral Parties. Any action taken in accordance with this
Section 2.02(e) shall be effective notwithstanding the cessation of any First Priority Agreement Default

          (f) Each of the Second Priority Collateral Parties, for and on behalf of the Second Priority Secured Holders, hereby irrevocably constitutes and appoints the First Priority Collateral Parties and any officer or agent of the First Priority Collateral Parties with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each of the Second Priority Collateral Parties, for and on behalf of the Second Priority Secured Holders, and in the name of each of the Second Priority Collateral Parties, for and on behalf of the Second Priority Secured Holders, or in the name of the First Priority Collateral Parties from time to time in the discretion of the First Priority Collateral Parties for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of Section 2.02(d) and
(e), including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release; provided that no such documents or instruments shall contain any representations or warranties from, or allow any recourse to, any First Priority Collateral Parties or any Second Priority Collateral Parties. The Eligible Priority Debt Representatives, for themselves and on behalf of the Eligible Priority Debt Holders, hereby irrevocably constitute and appoint the First Priority Collateral Trustees, the First Priority Collateral Agent and any officer or agent of the First Priority Collateral Trustees and the First Priority Collateral Agent, as the case may be, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Eligible Priority Debt Representatives, for themselves and on behalf of the Eligible Priority Debt Holders, and in the name of the Eligible Priority Debt Representatives, for themselves and on behalf of the Eligible Priority Debt Holders, or in the name of the First Priority Collateral Trustees or the First Priority Collateral Agent, as the case may be, from time to time in the discretion of the First Priority Collateral Trustees or the First Priority Collateral Agent, as the case may be, for the purpose of carrying out the terms of Section 2.02(d) and (e), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release; provided, that, no such documents or instruments shall contain any representations or warranties from, or allow any recourse to, any First Priority Collateral Parties or any Second Priority Collateral Parties. Notwithstanding any such release by the Second Priority Collateral Parties as contemplated in Section 2.02(e), it is understood that the Lien of the Second Priority Collateral Parties in any proceeds realized from such sale, transfer or other disposition shall, subject to the terms of this Agreement and the other Second Priority Collateral Documents, continue (unless such proceeds are applied to the payment of First Priority

Secured Obligations) and, following Payment in Full of the First Priority Secured Obligations, any proceeds remaining from any such sale, transfer, other disposition or collection shall, unless otherwise required by applicable Law, be made available (and the Grantors hereby agree to take any and all actions requested by the Second Priority Secured Controlling Collateral Parties necessary to make such proceeds available) to the Second Priority Controlling Collateral Parties for application against the Second Priority Secured Obligations pursuant to the terms of this Agreement.

          (g) In addition to the provisions set forth above in this Section 2.02, the parties hereto further agree that the Liens on any Collateral held by the Second Priority Collateral Trustee and the Second Priority Secured Holders shall be released in accordance with, and subject to the terms and conditions set forth in the 2003 Second Lien Note Indenture.

          SECTION 2.03. Obligations Unconditional. The Second Priority Collateral Parties acknowledge and agree on behalf of the Second Priority Secured Holders to the relative priority as to the Collateral and the application of the proceeds therefrom as provided herein and acknowledge and agree that such priorities and the application of the proceeds from the Collateral shall not be affected or impaired in any manner whatsoever including, without limitation, on account of:

          (a) any lack of validity or enforceability of any First Priority Secured Agreement or any Second Priority Secured Agreement;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the First Priority Secured Obligations, the Second Priority Secured Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any First Priority Secured Agreement, the 2003 Second Lien Note Indenture, or any other Second Priority Secured Agreement;

          (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Secured Obligations, Second Priority Secured Obligations or any guarantee thereof;

          (d) the actual date and time of execution delivery, recording, filing or perfection of any security interests created in the Collateral;

          (e) the commencement of any bankruptcy or similar proceeding in respect of any Grantor; or

          (f) any other circumstances (except payment or discharge in full) which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the First Priority Secured Obligations, the Second Priority Secured Obligations or of any Second Priority Collateral Party in respect of this Agreement.

          SECTION 2.04. Waiver of Claims. To the maximum extent permitted by law, each of the Second Priority Collateral Parties, for itself and each related Second Priority Secured Holder, waives any claim it might have against the First Priority Collateral Parties, the First

Priority Representatives or the First Priority Secured Holders with respect to, or arising out of, any action or failure to act or any error of judgment or negligence on the part of the First Priority Collateral Parties, the First Priority Representatives, the First Priority Secured Holders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the First Priority Collateral Documents or any transaction relating to the Collateral. Neither the First Priority Collateral Parties, any First Priority Representative, any First Priority Secured Holder nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, except to the extent arising out of the gross negligence or willful misconduct of the First Priority Collateral Parties, any First Priority Representative, any First Priority Secured Holders or such other Person, or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor, the Second Priority Collateral Parties, any Second Priority Secured Holder or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          SECTION 2.05. Agreement by the Grantors. (a) Each Grantor hereby agrees that it will not, and will not permit any of its Subsidiaries to take any action in contravention of the provisions of this Agreement.

          (b) So long as the Second Priority Secured Obligations are still outstanding and the Second Priority Collateral Documents are still in effect, if at any time the Collateral has been sold or otherwise disposed of (whether pursuant to the exercise of remedies by the First Priority Collateral Parties or otherwise) and the First Priority Collateral Parties hold cash proceeds that would otherwise be paid to the applicable Grantor in accordance with the First Priority Collateral Documents, each Grantor by its signature to this Agreement irrevocably instructs the applicable First Priority Collateral Parties to turn over any such remaining proceeds to the Second Priority Controlling Collateral Parties for application to the Second Priority Secured Obligations upon the sale or disposition of the Collateral as set forth in this Section 2.05(b).

          (c) At any time that the First Priority Secured Obligations secured by a Lien under the First Priority Collateral Documents are Paid in Full, if at such time the First Priority Collateral Parties continue to hold any certificates representing shares of stock or instruments of indebtedness included in the Collateral or any other item of Collateral, each Grantor shall, as of the date of this Agreement, instruct the applicable First Priority Collateral Parties to turn over such certificates, instruments and other items of Collateral directly to the Second Priority Controlling Collateral Parties to be held by it under the Second Priority Collateral Documents upon the occurrence of the events and circumstances set forth in this Section 2.05. In no event shall the Second Priority Collateral Parties have any liability for the failure of any First Priority Collateral Party to follow the instructions or directions of the Grantors pursuant to this Section 2.05(c).

          SECTION 2.06. (a) No Warranties, Etc. The Second Priority Collateral Parties acknowledge and agree that (i) none of the First Priority Collateral Parties, the First Priority Representatives or the First Priority Secured Holders have made any representation or warranty herein or in the other Second Priority Collateral Documents with respect to the validity, legality, completeness, collectibility or enforceability of the First Priority Secured Agreements and (ii) the First Priority Collateral Parties may manage the Liens of the First Priority Secured Holders in the

Collateral without regard to any rights or interests that the Second Priority Collateral Parties or the other Second Priority Secured Holders may have in the Collateral.

          (b) Waiver of Marshalling and Similar Rights. Each of the Second Priority Collateral Parties for itself and on behalf of the Second Priority Secured Holders agrees not to assert and hereby waive, to the fullest extent permitted by applicable Law, any right to demand, request, plead or otherwise assert, or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar rights a junior secured creditor may have under applicable Law.

          (c) Waiver of Requirements. Each of the Second Priority Collateral Parties hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the First Priority Collateral Parties, the First Priority Representatives or the First Priority Secured Holders protect, secure, perfect or insure (i) any Lien under the First Priority Collateral Documents or otherwise, (ii) any Collateral or
(iii) any other property subject thereto or exhaust any right or take any action against the Grantors, or any of their Subsidiaries or any other Person or any Collateral or any other collateral.

          (d) No Liability of First Priority Collateral Parties. This Agreement shall not create any agency relationship between the First Priority Collateral Parties, on the one hand, and the Second Priority Collateral Parties, and/or the Second Priority Secured Holders, on the other hand. The First Priority Collateral Parties and their respective officers, directors, employees and agents shall not be responsible, directly or indirectly, to the Second Priority Collateral Parties, and/or the Second Priority Secured Holders for any action taken or omitted by the First Priority Collateral Parties hereunder, or under the First Priority Secured Agreements or otherwise, nor shall they be liable or responsible for any loss, cost or expense suffered or incurred by the Second Priority Collateral Parties, and/or the Second Priority Secured Holders, other than any such loss, cost or expense found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the First Priority Collateral Parties or their respective officers, directors, employees or agents. Without limiting the generality of the foregoing, the First Priority Collateral Parties or their respective officers, directors, employees and agents make no representation or warranty herein and shall not be deemed to have made any representation and warranty herein: (i) as to the accuracy, validity, legality or enforceability of the First Priority Secured Agreements, the Second Priority Secured Agreements or any report, certificate, instrument or agreement delivered pursuant hereto or thereto or
(ii) as to the validity, sufficiency, perfection or value of the Collateral.

          SECTION 2.07. Reinstatement of First Priority Secured Obligations. The First Priority Secured Obligations owed to each First Priority Secured Holder under the First Priority Collateral Documents shall continue to be effective, or to be reinstated, as the case may be, as to any payment in respect of any First Priority Secured Obligation that is rescinded or must otherwise be returned by an First Priority Secured Holder upon the occurrence or as a result of applicable provisions of the Bankruptcy Code, all as though such payment has not been made.

          SECTION 2.08. Sharing Arrangements. (a) Each of the Second Priority Collateral Parties for themselves and on behalf of the related Second Priority Secured Holders hereby agree that the provisions of the First Priority Collateral Documents with respect to allocations and distributions of proceeds of the Collateral shall prevail notwithstanding any event or circumstance, including, without limitation, in the event that, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, any of the Liens of the First Priority Secured Holders in the Collateral is avoided in whole or in part for any reason or is enforced with respect to some, but not all, of the First Priority Secured Obligations then outstanding.

          (b) The Second Priority Collateral Parties and the Second Priority Secured Holders agree that they shall not be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with the First Priority Collateral Documents, whether by preference or otherwise, it being understood and agreed that the benefit of any such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in the First Priority Collateral Documents.

          (c) Until the First Priority Secured Obligations are Paid in Full, the Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies, shall be applied to the First Priority Secured Obligations. Upon the Payment in Full of the First Priority Secured Obligations, the First Priority Collateral Parties shall deliver to the Second Priority Controlling Collateral Parties any proceeds of Collateral held by them in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied to the Second Priority Secured Obligations in such order as specified in the relevant Second Priority Collateral Documents. In the event that any payment or distribution shall be received by the Second Priority Collateral Parties in a manner that is inconsistent with the provisions of any First Priority Collateral Documents, such payment or distribution shall be segregated and held in trust by the Second Priority Collateral Parties for the benefit of, and shall be paid over or delivered to, the First Priority Controlling Collateral Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, for application to the First Priority Secured Obligations in accordance with the First Priority Collateral Documents. Any of the First Priority Collateral Parties is hereby authorized to make any such endorsements as agent for the Second Priority Collateral Parties. This authorization is coupled with an interest and is irrevocable.

          (d) If the Second Priority Collateral Parties shall acquire by indemnification, subrogation or otherwise (including pursuant to the Second Priority Collateral Documents), any lien, estate, right or other interest in, or possession or control of, any of the assets of any Grantor that would otherwise constitute Collateral, that lien, estate, right or other interest shall be subject to the relative priorities set forth herein.

          SECTION 2.09. First Priority Collateral Parties as Bailees. Subject to
Section 2.06(c) hereof, each of the First Priority Collateral Parties acknowledge that, to the extent that the Collateral under the First Priority Collateral Documents includes items (such as stock certificates, instruments, cash or security entitlement) which are held in the possession of (or in the case of cash or a security entitlement under the control of) the First Priority Collateral Parties or a third party on their behalf, pursuant to the First Priority Collateral Documents, such First Priority Collateral Parties are also holding such items in their possession (or under their control) as bailee of the Second Priority Collateral Parties solely for purposes of perfecting the security interest of the Second Priority Collateral Parties in such items; provided that nothing in this Section 2.09 shall require the First Priority Collateral Parties to deliver any Collateral to the Second Priority Collateral Parties until the First Priority Secured Obligations are Paid in Full. Pursuant to Section 2.05(c), after Payment in Full of the First Priority Secured Obligations, the Grantors shall instruct the applicable First Priority Collateral Parties to deliver to the Second Priority Controlling Collateral Parties all of the aforesaid items in the possession of such First Priority Collateral Parties at such time.

          SECTION 2.10. Second Priority Secured Holders to be Subrogated to Rights of First Priority Secured Holders. Subject to the Payment in Full of all First Priority Secured Obligations, the Second Priority Secured Holders shall be subrogated equally and ratably to the rights of the First Priority Secured Holders to receive payments or distributions of assets of the Grantors applicable to the First Priority Secured Obligations until all amounts owing on the First Priority Secured Obligations shall be Paid in Full, and for the purpose of such subrogation no payments or distributions to the First Priority Secured Holders by or on behalf of any Grantor or by or on behalf of the Second Priority Secured Holders by virtue of Article II of this Agreement which otherwise would have been made to the Second Priority Secured Holders shall, as among the Grantors, their creditors other than the First Priority Secured Holders and the Second Priority Secured Holders, be deemed to be payment by any Grantor to or on account of the First Priority Secured Obligations, it being understood that the provisions of this Article II are intended solely for the purpose of defining the relative rights of the Second Priority Secured Holders, on the one hand, and the First Priority Secured Holders, on the other hand.

          SECTION 2.11. Obligation of the Grantors Unconditional. Nothing contained in this Article II or elsewhere in this Agreement is intended to or shall impair, as between the Grantors, their creditors other than the First Priority Secured Holders and the Second Priority Secured Holders, the obligation of the Grantors, which is absolute and unconditional, to pay the Second Priority Secured Holders the principal of and interest on the Second Priority Secured Obligations as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Second Priority Secured Holders and the creditors of the Grantors other than the First Priority Secured Holders, nor shall anything herein or therein prevent the Second Priority Collateral Parties or the Second Priority Secured Holders from exercising all remedies otherwise permitted by applicable law upon default under the Second Priority Secured Agreements or the Second Priority Collateral Documents, subject to the rights, if any, under this Article II of the First Priority Secured Holders.

          SECTION 2.12. Rights in NGL Assets. Notwithstanding anything in this Agreement or in any Second Priority Collateral Document to the contrary, the parties hereto agree that:

          (a) (i) the priorities set forth in this Agreement in respect of the NGL Assets that constitutes Collateral at any time on and after the date of this Agreement and the rights and remedies of the First Priority Secured Holders in respect of such Collateral shall apply without regard to whether or not any of the First Priority Secured Holders are secured by such Collateral at the relevant time (and if not so secured, the First Priority Secured Holders shall be deemed to be secured by the NGL Assets solely for purposes of this Agreement and the sharing provision set forth in clause (ii) herein) and (ii) that any proceeds or distributions in respect of the NGL Assets received by the Second Priority Secured Holders at any time prior to the date on which the First Priority Secured Obligations have been Paid in Full shall be held for the benefit of, and promptly turned over to, the First Priority Collateral Parties in accordance with the terms hereof; provided, that the Grantors acknowledge and agree that the Second Priority Secured Holders shall have the rights set forth in Section 2.10;

          (b) the Second Priority Collateral Parties will, at the direction of the First Priority Controlling Collateral Trustees, and at the cost and expense of the Grantors, (i) at any time that none of the First Priority Secured Obligations are secured by the NGL Assets, exercise any rights or remedies with respect to any Collateral that constitutes NGL Assets and take any other action related thereto and (ii) institute any action or proceeding to effect or enforce such rights and remedies, including without limitation any action of foreclosure; and

          (c) the aggregate amount of any Second Priority Secured Obligations secured by Liens granted by the Borrower and the other Grantors on NGL Assets in favor of the Second Priority Collateral Parties pursuant to the Second Priority Collateral Documents shall not exceed an amount equal to (x) the maximum amount permitted to be secured by the NGL Assets under the Indentures on the date of the incurrence of such Second Priority Secured Obligations less (y) the amount of all First Priority Secured Obligations and any previously incurred Second Priority Secured Obligations secured by NGL Assets on such date, and such amount shall be set forth in a certificate by a Responsible Officer of the Borrower demonstrating the calculation thereof in reasonable detail.

                                   ARTICLE III

                                  MISCELLANEOUS

          SECTION 3.01. Amendments, Supplements and Waivers. (a) Except as set forth in this Section 3.01, no amendment or waiver of any provision of this Agreement, and no consent to any departure by the First Priority Collateral Parties, the Second Priority Collateral Parties, the Borrower and any Grantor, shall in any event be effective unless the same shall be in writing and signed by First Priority Collateral Parties, the Second Priority Collateral Parties, the Borrower or any Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

          (b) The First Priority Collateral Parties and the Grantors may, at any time and from time to time, without the consent of any Second Priority Collateral Party or any Second Priority Secured Holder enter into amendments or other written agreements supplemental to any First Priority Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Collateral Document or changing in any manner the rights of the holders of the First Priority Secured Obligations or the Grantors thereunder. Any amendment or waiver of, or any consent under, any provision of any First Priority Collateral Document (except to the extent that such amendment, waiver or consent, would have the effect of releasing Collateral from the Liens securing Second Priority Secured Obligations in violation of Article II or of releasing the Pledged Equity at any time that the 2003 Second Lien Notes are outstanding and do not have the Required Ratings) shall apply automatically to the comparable provision of the comparable Second Priority Collateral Document without the consent of or notice to any Second Priority Collateral Party or any Second Priority Secured Holder and without any action by any Grantor or the Second Priority Collateral Parties; provided that the Borrower has delivered to the Second Priority Collateral Parties a certificate from an Authorized Officer stating that such amendment, waiver or consent does not have the effect of releasing Liens securing the Second Priority Secured Obligations in violation of
Article II or of releasing the Pledged Equity at any time that the 2003 Second Lien Notes are outstanding and do not have the Required Ratings. The Borrower shall promptly notify the Second Priority Collateral Parties of any amendment or waiver of, or any consent under, any provision of any First Priority Collateral Document that applies automatically to the comparable provision of the comparable Second Priority Collateral Document, which notice shall include a copy of such amendment, waiver or consent, as applicable, provided that the failure to give such notice shall not affect the validity of such amendment or waiver of, or consent under, either the First Priority Collateral Documents or the First Priority Collateral Documents.

          (c) The First Priority Collateral Parties and the Grantors may, at any time and from time to time, without the consent of any Second Priority Collateral Party or any Second Priority Secured Holder, enter into amendments or other written agreements supplemental to any First Priority Collateral Document for the purpose of granting to the First Priority Collateral Parties a first priority security interest in additional assets of the Grantors to secure the First Priority Secured Obligations. Any such amendment or written agreements supplemental to any First Priority Collateral Document shall apply automatically to the comparable Second Priority Collateral Document without the consent of or notice to the Second Priority Collateral Party or any Second Priority Secured Holder and without any action by any Grantor or the Second Priority Collateral Parties, and effective upon delivery by any First Priority Representative to each of the Second Priority Collateral Parties of written notice of such amendment or other written supplemental agreement, the Second Priority Collateral Parties shall automatically be granted a second priority security interest in such additional assets of the Grantors to secure the Second Priority Secured Obligations. The First Priority Secured Parties and the Grantors may also, at any time and from time to time, without the consent of any Second Priority Collateral Party or any Second Priority Secured Holder, amend or waive provisions of this Agreement relating to or establishing rights among the First Priority Secured Parties or the First Priority Secured Holders and the Grantors so long as such amendment or waiver would not reasonably be expected to have a material and adverse effect on any of the rights or obligations of the Second Priority Secured Parties or Second Priority Secured Holders under this Agreement; provided that notice of such amendment or waiver is delivered to the Second Priority Collateral Parties. Without limiting the generality of the foregoing sentences, if the Person(s) who would otherwise be First Priority Controlling Collateral Parties hereunder shall agree with the Borrower to any modification of the definition of First Priority Controlling Collateral Parties, such modification shall be effective upon notice thereof to the other parties to this Agreement.

          (d) Without the prior written consent of the First Priority Collateral Parties and the First Priority Representatives, no Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be inconsistent with any of the terms of the First Priority Secured Agreements. The Second Priority Collateral Parties agree that each Second Priority Collateral Document shall include the following language:

          "Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Collateral Trustee] [Collateral Agent] pursuant to this Agreement and the exercise of any right or remedy by such [Collateral Trustee] [Collateral Agent] hereunder are subject to the provisions of the Intercreditor Agreement, dated as of August [__], 2003 (the "Intercreditor Agreement") among Wilmington Trust Company, as Existing First Priority Corporate Trustee, John M. Beeson, Jr., as Existing First Priority Individual Trustee, Bank One NA (Main Office Chicago), as Existing First Priority Collateral Agent, the Collateral Trustee, and Dynegy Holdings Inc., as a Grantor and other parties referred to therein as Grantors and such other parties as may be added thereto from time to time in accordance with Section
3.11 thereof. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.".

; provided, however, that if the jurisdiction in which any such Second Priority Collateral Document shall be filed prohibits the inclusion of the language above or would prevent a document containing such language to be recorded of record, the First Priority Controlling Collateral Trustees and the applicable Second Priority Collateral Parties agree to negotiate in good faith on replacement language (or a document in lieu thereof) stating that the lien and security interest granted under such Second Priority Collateral Document is subject to the provisions of this Agreement prior to such Second Priority Collateral Document being entered into.

          SECTION 3.02. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by mail (by registered or certified mail, return receipt requested), overnight prepaid courier, telex, telecopier or hand delivery; if to the Grantors, Existing First Priority Collateral Agent, Existing First Priority Collateral Trustees and the Second Priority Collateral Trustee, to their addresses specified on their respective signature pages hereto and as any party added pursuant to Section 3.11, to their address specified in the joinder agreement signed by them. All such notices, requests, demands and communications shall be deemed to have been duly given or made, (i) when delivered by hand,
(ii) five Business Days after being deposited in the mail, postage prepaid,
(iii) the next Business Day if delivered by an overnight prepaid courier, (iv) when telexed with answerback received, (v) when telecopied or (vi) when published in The Wall Street Journal or such other publication.

          SECTION 3.03. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

          SECTION 3.04. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 3.05. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the First Priority Representatives on behalf of the First Priority Secured Holders and the Second Priority Representatives on behalf of the Second Priority Secured Holders and their respective successors and assigns and nothing herein or in any other First Priority Collateral Document or Second Priority Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any other First Priority Collateral Document or the Collateral.

          SECTION 3.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law.

          SECTION 3.07. Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect so long as the First Priority Collateral Trustees shall have any obligations hereunder.

          SECTION 3.08. Reexecution of Agreement. This Agreement shall be reexecuted at any time and from time to time, at the request of the First Priority Representative(s), with such changes in the form hereof (including, without limitation, changes on the cover page and adding supplemental signatures and notary statements) as may be necessary to comply with the filing or recording requirements of any jurisdiction where this Agreement is to be filed.

          SECTION 3.09. Third-Party Beneficiaries. The First Priority Collateral Parties, the First Priority Representatives and the other First Priority Secured Holders are third-party beneficiaries to this Agreement and the other First Priority Collateral Documents and may from time to time enforce their rights as explicit beneficiaries hereunder pursuant to the terms and conditions of this Agreement and the other First Priority Collateral Documents.

          SECTION 3.10. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 3.11. Joinder. The Borrower and each of the other Grantors agrees that it shall not issue or incur any Eligible Priority Debt or Other Indenture Debt unless, each Eligible Priority Debt Collateral Parties or the Other Indenture Debt Collateral Parties, as the case may be, under the Eligible Priority Debt Agreements or Other Indenture Debt Agreements, respectively, becomes a party to this Agreement and each of the Eligible Priority Debt Representatives or the Other Indenture Debt Representatives, as the case may be, acknowledges and agrees thereto. Such Eligible Priority Debt Collateral Parties or Other Indenture Debt Collateral Parties shall become party hereto by executing a signature page to this Agreement. Upon such Eligible Priority Debt Collateral Parties becoming a party to this Agreement, each such Person shall have all the rights and obligations of the Eligible Priority Debt Collateral Parties or Other Indenture Debt Collateral Parties, as the case may be, under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        WILMINGTON TRUST COMPANY, not in its
                                        individual capacity, but solely as
                                        Existing First Priority Corporate
                                        Trustee


                                        By:    /s/ Bruce L. Bisson
                                           -------------------------------------
                                           Title:


                                        Address: Rodney Square North
                                                 1100 North Market St.
                                                 Wilmington, DE 19890
                                                 Attn: Corporate Trust Division

                                        JOHN M. BEESON, JR., not in his
                                        individual capacity, but solely as
                                        Existing First Priority Individual
                                        Trustee


                                        By:    /s/ John M. Beeson, JR.
                                           -------------------------------------
                                        Title: Existing First Priority
                                               Individual Trustee


                                        Address: 1100 North Market St.
                                                 Rodney Square North
                                                 Wilmington, DE 19890-1600
                                                 Attn: Corporate Trust Division

                                        BANK ONE, NA (MAIN OFFICE CHICAGO), as
                                        Existing First Priority Collateral Agent


                                        By:  /s/ Janice Ott Rotunno
                                           -------------------------------------
                                           Title: Vice President


                                        Address: 1 Bank One Plaza
                                                 Suite IL1-0823
                                                 Chicago, IL 60670-0823
                                                 Attn: Ms. Janice Ott Rotunno

                                        WELLS FARGO BANK MINNESOTA, N.A., not in its individual capacity, but solely as Second Priority Collateral Trustee


                                        By:  /s/ Jeffery Rose
                                           -------------------------------------
                                           Title: Corporate Trust Officer


                                        Address: Corporate Trust Services
                                                 Sixth Street & Marquette Avenue
                                                 Minneapolis, MN 55479
                                                 Attn:  Jeffrey Rose

                                        ACKNOWLEDGED AND AGREED ON THE DATE
                                        HEREOF:

                                        DYNEGY HOLDINGS INC.


                                        By:  /s/ Charles C. Cook
                                           -------------------------------------
                                           Title: Assistant Treasurer


                                        Address: 1000 Louisiana Street,
                                                 Suite 5800
                                                 Houston, TX 77002-5050
                                                 Attn: Robert T. Ray
                                                       Carol Graebner

                                        DYNEGY POWER CORP.
                                        DPC II INC.
                                        DYNEGY ENGINEERING, INC.
                                        DYNEGY SERVICES, INC.
                                        DYNEGY POWER MANAGEMENT
                                        SERVICES, L.P.,
                                           By: Dynegy Services, Inc., its
                                           general partner
                                        CALCASIEU POWER, INC.
                                        DYNEGY OPERATING COMPANY
                                        DYNEGY PARTS AND TECHNICAL SERVICES,
                                        INC.
                                        DYNEGY POWER MANAGEMENT SERVICES, INC.
                                        HEP COGEN, INC.
                                        NORTHWAY COGEN, INC.
                                        DYNEGY POWER INVESTMENTS, INC.
                                        DYNEGY POWER SERVICES, INC.
                                        DYNEGY POWER NEVADA, INC.
                                        MICHIGAN COGEN, INC.
                                        MICHIGAN POWER, INC.
                                        MICHIGAN POWER HOLDINGS, INC.
                                        OCG COGEN, INC.
                                        OYSTER CREEK COGEN, INC.
                                        RRP COMPANY
                                        DPC COLOMBIA - OPON POWER RESOURCES
                                        COMPANY
                                        TERMO SANTANDER HOLDING, LLC
                                        RIVERSIDE GENERATION, INC.
                                        RIVERSIDE GENERATING COMPANY, L.L.C.
                                        ROLLING HILLS GENERATION, INC.
                                        DYNEGY RENAISSANCE POWER, INC.
                                        DYNEGY NORTHEAST GENERATION, INC.
                                        HUDSON POWER, L.L.C.
                                        DYNEGY MIDSTREAM GP, INC.
                                        DYNEGY MIDSTREAM SERVICES, LIMITED
                                        PARTNERSHIP
                                           By: Dynegy Midstream G.P., Inc., its
                                           general partner


                                        By:  /s/ Robert T. Ray
                                           -------------------------------------
                                                 Robert T. Ray
                                                 Sr. Vice President-Treasurer

                                        DYNEGY LIQUIDS MARKETING AND TRADE
                                        DYNEGY OPI, LLC
                                        DYNEGY NGL PIPELINE COMPANY, LLC
                                        DYNEGY INTRASTATE PIPELINE, LLC
                                        DYNEGY ENERGY PIPELINE COMPANY LLC
                                        DYNEGY UPPER HOLDINGS, L.L.C.
                                        DYNEGY HOLDING COMPANY, L.L.C.
                                        DMG ENTERPRISES, INC.
                                        HAVANA DOCK ENTERPRISES, LLC
                                        DMT HOLDINGS, INC.
                                        DMT G.P., L.L.C.
                                        DMT HOLDINGS, L.P.
                                        DYNEGY MARKETING AND TRADE
                                        DYNEGY COAL TRADING & TRANSPORTATION,
                                        L.L.C.
                                        NGC STORAGE, INC.
                                        BLACK THUNDER MEMBER, INC.
                                        ILLINOVA CORPORATION
                                        ILLINOVA GENERATING COMPANY
                                        IGC GRIMES COUNTY, INC.
                                        IGC GRIMES FRONTIER, INC.
                                        IPG FERNDALE, INC.
                                        IPG PARIS, INC.
                                        CHARTER OAK (PARIS) INC.
                                        ILLINOVA ENERGY PARTNERS, INC.
                                        PARISH POWER, INC.
                                        CALCASIEU POWER, LLC
                                        DELTA COGEN, INC.
                                        DYNEGY POWER HOLDINGS, INC.
                                        COGEN POWER, INC.
                                        COGEN POWER, L.P.
                                           By: CoGen Power, Inc., its general
                                               partner
                                        DYNEGY LIQUIDS G.P., L.L.C.
                                           By: Dynegy Midstream Services,
                                               Limited Partnership, its sole
                                               member
                                           By: Dynegy Midstream G.P., Inc.
                                               its general partner
                                        DYNEGY INC.


                                        By:  /s/ Robert T. Ray
                                           -------------------------------------
                                                 Robert T. Ray
                                                 Sr. Vice President-Treasurer

                                        MIDSTREAM BARGE COMPANY, L.L.C.
                                        DYNEGY REGULATED HOLDINGS, LLC


                                        By:  /s/ Robert T. Ray
                                           -------------------------------------
                                                 Robert T. Ray
                                                 Sr. Vice President-Treasurer

                                        BG HOLDINGS, INC.
                                        BLACK MOUNTAIN COGEN, INC.
                                        BLUEGRASS GENERATION, INC.
                                        BLUEGRASS GENERATION COMPANY, L.L.C.
                                        DYNEGY CABRILLO II LLC
                                        BLUE RIDGE GENERATION INC.
                                        BLUE RIDGE GENERATION LLC
                                        CHICKAHOMINY GENERATING COMPANY
                                        CHICKAHOMINY POWER, LLC
                                        FLORIDA MERCANTILE POWER, INC.
                                        PALMETTO POWER, L.L.C.
                                        GASIFICATION SERVICES, INC.
                                        GEORGIA MERCANTILE POWER, INC.
                                        HEARD COUNTY POWER, L.L.C.
                                        HART COUNTY IPP, INC.
                                        HARTWELL INDEPENDENT POWER
                                        PARTNERS, INC.
                                        HARTWELL POWER COMPANY
                                        DYNEGY DANSKAMMER, L.L.C.
                                        DYNEGY ROSETON, L.L.C.
                                        DYNEGY HUDSON POWER RETAIL, L.L.C.
                                        DYNEGY GLOBAL ENERGY, INC.
                                        DYNEGY BROADBAND MARKETING AND TRADE
                                        DYNEGY GP INC.
                                        DYNEGY TECHNOLOGY CAPITAL CORP.
                                        DYNEGY STRATEGIC INVESTMENTS, L.P.
                                           By: Dynegy Strategic Investments GP,
                                               L.L.C., its general partner
                                        DYNEGY STRATEGIC INVESTMENTS GP, L.L.C.
                                        RENAISSANCE POWER, L.L.C.
                                        ROLLING HILLS GENERATING, L.L.C.
                                        DYNEGY POWER MARKETING, INC.


                                        By:  /s/ Charles C. Cook
                                           -------------------------------------
                                                 Charles C. Cook
                                                 Vice President

                                        DYNEGY ENERGY SERVICES, INC.
                                        ILLINOIS POWER ENERGY, INC.
                                        DES NORTHEAST, INC.
                                        DEM GP, LLC
                                        DYNEGY ENERGY MARKETING, LP
                                           By: DEM GP, LLC, its general partner
                                        DYNEGY ADMINISTRATIVE SERVICES COMPANY
                                        NIPC, INC.
                                        DFS L.P., LLC
                                        DFS GENERAL PARTNER, LLC
                                        DYNEGY FINANCIAL SERVICES,
                                        LIMITED PARTNERSHIP
                                        DYNEGY CATLIN MEMBER, INC.
                                        DYNEGY MIDWEST GENERATION , INC.
                                        DYNEGY I.T., INC.
                                        CHESAPEAKE POWER, INC.
                                        JAMES RIVER ENERGY CORP.
                                        DPC POWER RESOURCES HOLDING COMPANY
                                        DRY CREEK POWER, INC.
                                        ROCKINGHAM POWER, L.L.C.
                                        DYNEGY POWER DEVELOPMENT COMPANY

                                        By:  /s/ Charles C. Cook
                                           -------------------------------------
                                                 Charles C. Cook
                                                 Vice President

                                        DYNEGY MANAGEMENT, INC.
                                        DMS LP, INC.
                                        DMT L.P., L.L.C.
                                        DYNEGY STRATEGIC INVESTMENTS LP, INC.
                                        DEM LP, LLC


                                        By:  /s/ Larry F. Altenbaumer
                                           -------------------------------------
                                                 Larry F. Altenbaumer
                                                 President